Trade Accounts Payable - Supplier Finance Arrangements	12 Months Ended
Dec. 31, 2021
Text Block 1 Abstract [Abstract]
Trade accounts payable – Supplier finance arrangements
20	Trade accounts payable – Supplier finance arrangements
The Company has entered into agreements with financial institutions for the purposes of carrying out commercial operations with domestic and foreign suppliers. During these transactions, suppliers can exclusively transfer at their discretion, the right to receive titles issued against the Company to these financial institutions, which in turn comes to be the creditor of discounted instruments. This operation does not significantly alter the prices and commercial conditions previously negotiated by the Company with its suppliers. As of December 31, 2021, the total amount transferred to the financial institution by suppliers was US$ 14.8 with an average payment period of 120 days
.